Exhibit 99.2

Presentation Outline for IPAA Oil & Gas Investment Symposium West San Francisco, September 2004

Slide 1 - Multi-Play, Multi-Pay In the Maverick Basin IPAA Oil & Gas Investment Symposium West San Francisco -- September 2004 Roberto R. Thomae Vice President-Capital Markets

Slide 2 - Corporate Information
- Headquarters: The Exploration Company; 500 North Loop 1604 East, Suite 250; San Antonio, Texas 78232; Phone: (210) 496-5300; Fax: (210) 496-3232; www.txco.com
- Contact: Roberto R. Thomae, VP-Capital Markets, bthomae@txco.com
- TXCO - NASDAQ Listed
- Forward-Looking Information - Information presented herein which is not historical, including statements regarding TXCO's or management's intentions, hopes, beliefs, expectations, representations, projections, estimations, plans or predictions of the future, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include those relating to estimated financial results, or expected prices, production volumes, reserve levels and number of drilling locations. It is important to note that actual results may differ materially from the results predicted in any such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the costs of exploring and developing new oil and natural gas reserves, the price for which such reserves can be sold, environmental concerns effecting the drilling of oil and natural gas wells, as well as general market conditions, competition and pricing. More information about potential factors that could affect the company's operating and financial results is included in TXCO's annual report on Form 10-K for the year ended Dec. 31, 2003, and its Form 10-Q for the quarter ended June 30, 2004. These reports and TXCO's previously filed documents are on file at the Securities and Exchange Commission and can be viewed on TXCO's website at www.txco.com, copies of which are available from the Company without charge.

Slide 3 - Why Own TXCO?
-     Dominant Player in Focus Area
-     Proven Exploration Track Record
-     Strong Multi-Pay Potential
-     Focused Exploration/Development Efforts In Maverick Basin of South Texas
-     Integrated Upstream/Midstream Assets

Slide 4 - TXCO Profile: Focused Growth

-  Highly focused on the Maverick Basin
-  Large acreage position -- 554,000+ acres
     -   3-D seismic covering 446,000 acres
-   Multi-year prospect inventory
-  Full-cycle exploration company
     -   Lease g CAEX* prospect generation g drill g produce
-  Balanced producer with infrastructure control
     -   44% oil
     -   56% gas
     -   80+ mile pipeline system
-   Highly experienced exploration team
     -   Typically with 20-30 years of professional experience

*   Computer-assisted exploration, see appendix for definition

Slide 5 - TXCO's Longstanding Strategy

Increase Shareholder Value Through:
-  Large lease position in core area
-  Controlling exploration/development activity and timetable
-  Advanced technology to mitigate drilling risk
     -   3-D seismic -- fewer dry holes
     -   Horizontal drilling -- higher production rates
-  Maintaining conservative debt profile

Slide 6 - TXCO Capitalization

-  $149 million enterprise value at September 2004*
-  28 million common shares
-  $16 million in redeemable preferred stock
-  $8.6 million outstanding at September 2004 on reserve-based credit facility

*  See appendix for definition

Slide 7 - TXCO's Maverick Basin Focus Area
Map of Western United States of America with Maverick and Williston Basins indicated, and an inset map focusing in on TXCO's Maverick Basin lease area and indicating a 75-mile span

-     554,000-gross acre block
-     More than 85% working interest
-     80% 3-D seismic coverage
-     Seven active plays -- from 1,000' to 22,000'
-     Multi-year drilling inventory -- 1,500+ prospective locations

Slide 8 - Maverick Basin: Prospect Rich
 Drawing showing geologic formations.

-     Escondido 1,000' +/-
-     Olmos/CBM 1,500' +/-
-     San Miguel 1,800' +/-
-     Georgetown 4,000' +/-
-     Glen Rose Porosity/Reefs/Shoals 5,000' +/-
-     Jurassic 16,000' +/-

-     Maverick Basin has 20+ productive zones

Slide 9 - Reserve Growth and Replacement Rates Outperform Smallcap Universe
Slide contains two charts: 1) Rolling 3-Year Production Replacement, and 2) Total Proved Reserves* -- 34.1 Bcfe, 61% PDP.

Chart 1 is a bar chart showing production replacement by 3-year periods from 2000 through 2003, and an industry composite.
2000-2002 -- 261%; 2001-2003 -- 287%; and J.S. Herold 205%.
-     J.S. Herold's Smallcap Universe replacement rate was 205% during 2001-2003
-     Primarily organic growth
-     Texas reserves above 7,000 ft.

Chart 2 shows reserves in Bcfe by formation in layers, for the period from 2000 to June 2004, for:
     Georgetown - oil; Georgetown - gas; San Miguel - oil; Glen Rose - oil; Glen Rose - gas;
     Escondido - gas; Other Formations; and, Williston Basin - oil. The chart shows the significant
     growth in gas reserves in the Glen Rose and Georgetown formations and the growth in oil reserves      from the San Miguel, Georgetown and Glen Rose formations. Also indicates ending June 30, 2004      reserves at 34.1 Bcfe.

-     68% CAGR in proved reserves over the period presented

*  See appendix

Slide 10 - TXCO's Pipeline/Marketing Synergy
Map of pipeline superimposed over lease location map, indicating TXCO acreage, TXCO's Maverick-Dimmit Pipeline System, Area Pipelines, Compression stations and Delivery points, as well as indicating the relative location of the Eagle Pass and Carrizo Springs communities and Mexico.

-     80-mile system guarantees:
       -  Higher netback
       -  Market access
       -  Ongoing cost savings
-     35 MMcfd capacity
-     50% capacity utilization
-     100 MMcfd capacity potential
-     Enhanced basin-wide production monitoring

Slide 11 - Updated CAPEX Guidance: Multi-Play, Multi-Pay

Slide contains two charts: 1) a pie chart showing budget dollars and number of wells for three focus areas; and 2) a bar chart titled 5-Year CAPEX/Drilling Mix.

1)     Glen Rose Porosity/Reefs/Shoals -- $15.2 million -- 27 Wells + 4 Re-entries; Georgetown -- $9.3         million -- 28 Wells; San Miguel --$2.7 million -- 10 Wells; and Other -- $2.4 million.

-      2004 CAPEX budget: $33 million
-      1st Half expenditures: $15 million
-      49 wells spud 2004 YTD

2)    Bar chart showing new wells, drilling and other components of CAPEX by year for the period 2000        through 2003 and estimated for 2004.

                              Number          CAPEX            New drilling as a
              Year        of wells            budget                 % of CAPEX
               2000            25           $11.2 million                 77%
               2001            25             17.8 million                 73%
               2002            37             27.1 million                 52%
               2003            71             37.5 million                 82%
               2004E          66E          33.4 million                 88%

Slide 12 - Multiple Plays -- Balanced Risk Profiles
Pie chart showing Risk components of 2004 drilling as a % of the drilling program.

Low Risk - 55%, San Miguel (Pena Creek), Georgetown Fault and Glen Rose Shoal
Medium Risk - 42%, Olmos/CBM, Glen Rose Reef and Glen Rose Porosity
High Risk -  3%, Jurassic, Sligo and Pearsall

Slide 13 - TXCO Outperforms Smallcap Universe
Slide contains two charts: 1) Rolling Gross Profit Return-On-Investment Ratio*, and 2) Drillbit F&D Costs*.

Chart 1 is a bar chart showing Return on Investment Ratios by 3-year periods from 2000 through 2003.
   Drillbit only: 2000-2002 -- 145%; and 2001-2003 -- 185%,
   All sources: 2000-2002 -- 121%; and 2001-2003 -- 133%.

Chart 2 is a bar chart showing Drillbit Finding & Development costs per Mcfe by 3-year periods from 2000 through 2003, an industry composite and TXCO's first half 2004 costs.
       2000-2002 -- $1.41; 2001-2003 -- $1.66; J.S. Herold -- $2.86; 1H 2004 -- $2.16

J.S. Herold's Smallcap Universe spent $2.86/Mcfe to replace reserves by drillbit during 2001-2003.

*   See appendix for definitions

Slide 14 - TXCO's Production Keeps Rising
Bar chart showing Net Daily Production Rates in MMcfed at year-end from 2001 through 2003, at June 30, 2004 and at Sept. 15, 2004..
   2001 -- 8.1; 2002 -- 12.0; 2003 -- 13.2; 1st Half 2004 -- 12.7; and Sept. 15, 2004, Daily Rate -- 18.2.

-    3rd Quarter Growth Accelerating

Slide 15 - Strong Cash Flows, Conservative Debt
Slide contains two charts: 1) EBITDA, EBITDAX, Cash Flows*, and 2) Debt/Cap Ratio*.

Chart 1 -- Bar chart showing EBITDA, EBITDAX and Cash Flows for 1998 through 2003, and indicating growing liquidity.

Chart 2 -- Line chart indicating Total Capitalization by year for 1999 through 2003 and at 1H 04, in $ millions, and indicating percentages of Bank and Other Debt and Preferred Stock Debt.
   Bank and other debt: 2003 -- 23%., and 1H 04 -- 9%
   Preferred stock debt: 1999-2002 -- zero; 2003 -- 21%, and 1H 04 -- 18%.

*  See TXCO's Web site for non-GAAP reconciliations.
    See appendix for definitions.

Slide 16 - TXCO Operational Snapshot

-  Leasehold: 646,000 Gross Acres
   -  Maverick Basin -- 554,000 acres (474,000 net)
   -  Williston Basin -- 92,000 acres (87,300 net)
-  Estimated Reserves* at June 30, 2004
   -  34.1 Bcfe -- 61% proved developed
      -  45% Oil -- 2,570 MBbls
      -  55% Gas -- 18.6 Bcf
      -  20% increase over YE 2003
-  Net Daily Production Exit Rates
   -  15.1 MMcfe at June 30
   -  18.2 MMcfe at September 15
       -  44% Oil -- 1,343 BOPD
       -  56% Gas -- 10.1 MMcfd
   - 94% from Maverick Basin

*   See appendix for definitions

Slide 17 - Maverick Basin Acreage Growth
Lease location map shown.

-     Dominant Acreage Position
-     Strong Infrastructure
-     Operational Synergies
-     Early Acreage Aggregator
Table indicating the acreage held by year as follows: 1997 -- 56,400; 1998 -- 65,200; 1999 -- 115,000;    2000 -- 365,000; 2001 -- 372,000; 2002 -- 409,000; 2003 -- 480,000 and 2004 to Date -- 554,000.

Slide 18 - Georgetown Fault Play: Repeatable Success
Picture of seismic for Comanche and Pena Creek Leases marking the Georgetown Fault Systems and indicating a 28-mile span. Ellipses indicate Proved locations.

-     Comanche Prospect -- 130,000 Acres
-     Play continues on adjoining acreage
-     13-of-16 successful horizontal gas well completions
       -   2 completions under way
-     90%+ post-coherency drilling success

Slide 19 - Georgetown Fault Play: Repeatable Success
Same picture as on Slide 18 with indicators added for Potential locations.

-     Predominantly gas-charged, blanket formation
-     300+ drillable prospects
-     Typical cost/well: $850,000
-     Targeted reserves/well: 1.0 Bcfe +/-
-     Drillbit F&D cost: $1.54/Mcfe YTD 2004

Slide 20 - Georgetown Fault Play: Repeatable Success
-     18 overall well completions
       -   11 gas wells
       -   7 oil wells
       -   3 currently in completion
-     28 wells planned in 2004
-     21 wells drilled to date in 2004
-     Typical cost per well: $650,000 to $850,000
-     Gross reserves targeted/well:
       -  Gas -- 1.0 Bcfe +/-
       -  Oil --  50 to 100 MBbls
-     350,000+ acres prospective for Georgetown
       -  250,000+ acres with 3-D seismic/coherency coverage

Slide 21 - Glen Rose:  3 Plays in One
Picture of seismic data labeled as follows: Burr/Wipff Reefs; Paloma/Chittim Shoals/Reefs; and, Comanche Porosity.

-    200+ prospective wells
       -   3-D/2-D seismic defined
-   Reserves targeted/well
      -    Reef/Shoal - 2.5 Bcfe
      -    Porosity - 100 to 400 MBbls
-    Drilling costs
      -  Vertical -- $500,000 to $750,000
      -  Horizontal -- $750,000 to $900,000

Slide 22 - Glen Rose:  2004 Drilling Update
-      20 overall wells drilled/re-entered YTD
       -  13 wells completed
           -  8 Shoal gas wells

           -  1 Reef gas well
           -  1 Porosity oil well
           -  3 Georgetown recompletions
       -  1 well awaiting pipeline
       -  3 wells in completion
       -  1 well testing
       -  2 wells drilling
-     27 wells + 4 re-entries planned by year end
       -  23 Shoal/Reef wells
       -  4 Porosity wells + 4 re-entries

Slide 23 - Why Own TXCO?
-     Dominant Player in Focus Area
-     Proven Exploration Track Record
       -  Organic prospects from proprietary 3-D database, attracting industry partners and investors
       -  Longstanding history of drilling success
-     Strong Multi-Pay Potential
       -  Multi-year drilling prospect inventory in core area
-     Focused Exploration/Development Efforts In Maverick Basin of South Texas
-     Integrated Upstream/Midstream Assets

Slide 28 - Multi-Play, Multi-Pay In the Maverick Basin Visit us on the Web at www.txco.com

Slide 25 - Appendix

-   Bcfe/Mmcfe/Mcfe -- Billion cubic feet equivalent/Million cubic feet equivalent/Thousand cubic feet equivalent
-   CAGR -- Compound annual growth rate
-   Cash Flows -- Net cash provided by operating activities
-   Computer-assisted exploration (CAEX) -- The use of advanced computer technology to compile and assemble seismic and geologic data into a visualization of underground formations. This greatly increases the ability for exploration companies to pinpoint and tap hydrocarbons, while minimizing the total number of wells drilled
-   Debt-to-Capitalization Ratio -- Total debt over (total debt plus total stockholder equity)
-   Drillbit Finding and Development Costs -- Per Mcfe, including exploration costs and actual drilling costs incurred compared to the volume of new reserves added in the first half of 2004, prior to any revisions in engineering estimates
-   Ebitdax and Ebitda -- See the Investor Relations section of the Company's Web site at www.txco.com for a reconciliation of non-GAAP financial measures
-   Enterprise value -- Diluted shares, times share price, plus debt, plus preferred equity, less cash and equivalents
-   Gross Profit -- Oil and gas revenues less operating expenses and G&A costs
-   Gross Profit Return on Investment -- Gross Profit divided by Finding and Development Costs
-   MBbls - Thousand barrels of oil
-   MMcfd -- Million cubic feet of gas per day
-   Mcf -- Thousand cubic feet of gas
-   Total Proved Reserves -- Yearend reserve estimates by Netherland, Sewell and Associates Inc. Interim reserve estimates prepared by internal reservoir engineering staff